                         NOTICE OF GUARANTEED DELIVERY
                           OF SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF

                         BRIGGS & STRATTON CORPORATION
             PURSUANT TO THE OFFER TO PURCHASE DATED APRIL 22, 1997

     This form or a facsimile hereof must be used to accept the Offer (as defined below) if:

          (a) certificates for shares of common stock, $.01 par value per share (including the associated Common Stock Purchase Rights) (the "Shares"), of Briggs & Stratton Corporation, a Wisconsin corporation (the "Company"), cannot be delivered to the Depositary prior to the Expiration Date (as defined in Section 1 of the Company's Offer to Purchase dated April 22, 1997 (the "Offer to Purchase")); or

          (b) the procedure for book-entry transfer (set forth in Section 3 of the Offer to Purchase) cannot be completed on a timely basis; or

          (c) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Depositary prior to the Expiration Date.

     This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

                     TO: FIRSTAR TRUST COMPANY, DEPOSITARY

               By Mail:                  Facsimile Transmission:                    By Hand:
         Firstar Trust Company       (for Eligible Institutions Only)  IBJ Schroeder Bank & Trust Company
       Corporate Trust Services               (414) 276-4226                 One State Street Plaza
         Post Office Box 2077                                               New York, New York 10004
    Milwaukee, Wisconsin 53201-2077       Confirm by Telephone:        Attn: Securities Processing Window
                                              (800) 637-7549                  Subcellar One (SC-1)

                                          By Overnight Courier:
                                          Firstar Trust Company
                                         Corporate Trust Services
                                         615 East Michigan Street
                                                4th Floor
                                        Milwaukee, Wisconsin 53202

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company at the price per Share indicated in this Notice of Guaranteed Delivery, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"), receipt of both of which is hereby acknowledged, ____________ Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

                               CONDITIONAL TENDER
                (SEE INSTRUCTION 9 OF THE LETTER OF TRANSMITTAL)

[ ] check here if tender of Shares is conditional on the Company purchasing all or a minimum number of the tendered Shares and complete the following:

    Minimum number of Shares to be sold: _____________________________________


                                    ODD LOTS

     To be completed ONLY if the Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 Shares. The undersigned either (check one box):

     [ ] is the beneficial or record owner of an aggregate of fewer than 100
         Shares, all of which are being tendered; or

     [ ] is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

     In addition, the undersigned is tendering Shares either (check one box):

     [ ] at the Purchase Price, as the same shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share below); or

     [ ] at the price per Share indicated below under "Price (in Dollars) per Share at which Shares are being tendered."

                ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED

--------------------------------------------------------------------------------
        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
--------------------------------------------------------------------------------
                              CHECK ONLY ONE BOX.

            IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED,
                      THERE IS NO PROPER TENDER OF SHARES

(SHAREHOLDERS WHO DESIRE TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE NOTICE OF GUARANTEE FOR EACH PRICE AT WHICH SHARES ARE TENDERED.)

--------------------------------------------------------------------------------

     [ ] $43.000   [ ] $44.375   [ ] $45.750   [ ] $47.125   [ ] $48.500   [ ] $49.875
     [ ] $43.125   [ ] $44.500   [ ] $45.875   [ ] $47.250   [ ] $48.625   [ ] $50.000
     [ ] $43.250   [ ] $44.625   [ ] $46.000   [ ] $47.375   [ ] $48.750   [ ] $50.125
     [ ] $43.375   [ ] $44.750   [ ] $46.125   [ ] $47.500   [ ] $48.875   [ ] $50.250
     [ ] $43.500   [ ] $44.875   [ ] $46.250   [ ] $47.625   [ ] $49.000   [ ] $50.375
     [ ] $43.625   [ ] $45.000   [ ] $46.375   [ ] $47.750   [ ] $49.125   [ ] $50.500
     [ ] $43.750   [ ] $45.125   [ ] $46.500   [ ] $47.875   [ ] $49.250   [ ] $50.625
     [ ] $43.875   [ ] $45.250   [ ] $46.625   [ ] $48.000   [ ] $49.375   [ ] $50.750
     [ ] $44.000   [ ] $45.375   [ ] $46.750   [ ] $48.125   [ ] $49.500   [ ] $50.875
     [ ] $44.125   [ ] $45.500   [ ] $46.875   [ ] $48.250   [ ] $49.625   [ ] $51.000
     [ ] $44.250   [ ] $45.625   [ ] $47.000   [ ] $48.375   [ ] $49.750
--------------------------------------------------------------------------------------------

(Please type or print)
Certificate Nos. (if available):

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                      Name(s)


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                    Address(es)


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        Area Code(s) and Telephone Number(s)



                     SIGN HERE

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                    Signature(s)


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Dated:

If Shares will be tendered by book-entry transfer, check one box:

[ ] The Depository Trust Company
[ ] Philadelphia Depository Company

Account
Number:
       --------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned is a firm or other entity that is a member in good standing of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program and represents that: (a) the above-named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) such tender of Shares complies with such Rule 14e-4, and guarantees that the Depositary will receive (i) certificates of the Shares tendered hereby in proper form for transfer, or (ii) confirmation that the Shares tendered hereby have been delivered pursuant to the procedure for book-entry transfer (set forth in Section 3 of the Offer to Purchase) into the Depositary's account at The Depository Trust Company or Philadelphia Depository Company, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by the Letter of Transmittal, all within three New York Stock Exchange trading days after the date the Depositary receives this Notice of Guaranteed Delivery.


 Authorized Signature:
                      ------------------------------------------

 Name:
      ----------------------------------------------------------
                             (Please Print)

 ---------------------------------------------------------------


 ---------------------------------------------------------------

 Title:
       ---------------------------------------------------------

 Name of Firm:
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 Address:
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 ---------------------------------------------------------------
                       (Including Zip Code)

 Area Code and Telephone Number:
                                --------------------------------

 Date:                                                    , 1997
      ----------------------------------------------------


     DO NOT SEND CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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